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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 11, 2000


                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware           333-92315 and 33-92315-01           41-1807858
--------------------------------------------------------------------------------
      (State or other               (Commission                 (IRS employer
        jurisdiction               file number)              identification No.)
     of incorporation)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -------------------------------------------------------------------------------
                   (Address of principal executive offices)


  Registrant's telephone number, including area code:   (651) 293-3400
                                                      --------------------------


                                Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                                       2
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               Exhibit No.   Description
               -----------   -----------

                    4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp. as Originator, Servicer and Gaurantor, and U.S. Bank National Association, as Trustee, dated as of August 1, 2000, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-4.

                    4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of August 1, 2000.

                    5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSECO FINANCE CORP.



                            By: /s/ Phyllis A. Knight
                                --------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer



                            CONSECO FINANCE SECURITIZATIONS CORP.



                            By: /s/ Phyllis A. Knight
                                --------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer

                                       4